THE GUARDIAN INVESTOR ASSET BUILDER VARIABLE ANNUITY

Supplement dated May 1, 2006

to

Prospectus dated March 15, 2006

The following information should be read in conjunction with the Prospectus dated March 15, 2006 for The Guardian Investor Asset Builder Variable Annuity issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account R. This Supplement modifies the Prospectus and should be retained with the Prospectus for future reference.

1.	Effective May 1, 2006, pursuant to shareholder approval of a plan of reorganization, assets in the AIM V.I. Premier Equity Fund were transferred to the AIM V.I. Core Equity Fund. As a result of the reorganization, the AIM V.I. Premier Equity Fund ceased operations and is no longer an investment option under the contract. It has been replaced by the AIM V.I. Core Equity Fund. All references to the AIM V.I. Premier Equity Fund on the cover page and on pages 12, 14 and 44 of the Prospectus are replaced with the AIM V.I. Core Equity Fund.

2.	Effective May 1, 2006, pursuant to shareholder approval of a plan of reorganization, assets in the AIM V.I. Aggressive Growth Fund and the AIM V.I. Growth Fund were transferred to the AIM V.I. Capital Appreciation Fund. As a result of the reorganization, the AIM V.I. Aggressive Growth Fund and the AIM V.I. Growth Fund ceased operations and are no longer investment options under the contract. They have been replaced by the AIM V.I. Capital Appreciation Fund. All references to the AIM V.I. Aggressive Growth Fund and/or the AIM V.I. Growth Fund on the cover page and on pages 11, 14, 44, 53, 65 and 77 of the Prospectus are replaced with the AIM V.I. Capital Appreciation Fund.

3.	Page 11 of the Prospectus is amended by deleting the information relating to the AIM V.I. Aggressive Growth Fund and the AIM V.I. Growth Fund and replacing it with the following:

Fund	Investment objectives	Typical investments
AIM V.I. Capital Appreciation Fund	Growth of capital	Common stocks

4.	Page 12 of the Prospectus is amended by deleting the information relating to the AIM V.I. Premier Equity Fund and replacing it with the following:

Fund	Investment objectives	Typical investments
AIM V.I. Core Equity Fund	Growth of capital	Equity securities including convertible securities of established companies

5.	Page 13 of the Prospectus is amended by deleting the information relating to the Gabelli Capital Asset Fund and replacing it with the following:

Fund	Investment objectives	Typical investments
Gabelli Capital Asset Fund	Growth of capital; current income as secondary objective	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers.

6.	Page 64 of the Prospectus is amended by adding the following sentence after the first sentence in paragraph three:

These life expectancy distributions are determined using the applicable life expectancy table as published by the Internal Revenue Service.

PS-0022 5/06

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7.	Page 76 of the Prospectus is amended by adding the following sentence after the first sentence in paragraph two:

These life expectancy distributions are determined using the applicable life expectancy table as published by the Internal Revenue Service.

8.	Page 96 of the prospectus is amended by adding the following sentence after the fourth sentence in paragraph three:

Also, additional annual compensation may be payable while certain contract riders are in effect or under variable payout options.

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